As filed with the Securities and Exchange Commission on February 23, 1998
                                                     Registration No. 333-
==============================================================================

              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                 ---------------------------

                           FORM S-8
   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 ---------------------------

                        STEELCASE INC.
    (Exact name of registrant as specified in its charter)

         Michigan                                     38-0819050
 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                  Identification Number)

                       901 44th Street
                 Grand Rapids, Michigan 49508
 (Address, including zip code, of principal executive offices)

          Steelcase Inc. Incentive Compensation Plan
                   (Full title of the plan)

                    Jon D. Botsford, Esq.
                General Counsel and Secretary
                        Steelcase Inc.
                       901 44th Street
                 Grand Rapids, Michigan 49508
                        (616) 246-9600
(Name, address and telephone number, including area code, of agent for service)

                 ---------------------------


               Copies of all communications to:

                    Jon D. Botsford, Esq.
                General Counsel and Secretary
                        Steelcase Inc.
                       901 44th Street
                 Grand Rapids, Michigan 49508
                        (616) 246-9600

                 ---------------------------


               CALCULATION OF REGISTRATION FEE
==============================================================================
                                                      Proposed
                                       Proposed        Maximum
                                        Maximum       Aggregate      Amount of
Title of Securities    Amount to be   Offering Price   Offering    Registration
to be Registered       Registered(1)  Per Share(2)     Price(2)        Fee
-------------------------------------------------------------------------------
Class A Common Stock..  6,134,727       $33.60       $206,126,828   $ 60,808
===============================================================================
(1) Represents the maximum number of shares that may be acquired under the Steelcase Inc. Incentive Compensation Plan.
(2)  Estimated  solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low prices of the Class A Common Stock as reported on the New York Stock Exchange on February 18, 1998.
-------------------------------------------------------------------------------

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") and are incorporated by reference herein:

          (a) the Registrant's Prospectus dated February 17, 1998 (the "Prospectus"), filed with the Commission on February 18, 1998 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which Prospectus constitutes a part of the Company's Registration Statement on Form S-1 (File No. 333-41647), effective February 17, 1998; and

          (b) the description of the Class A Common Stock of the Registrant contained in the Prospectus.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from their respective dates of filing. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

     Not applicable.

Item 5. Interests of Named Experts and Counsel.

     Not applicable.

Item 6. Indemnification of Directors and Officers.

     Section 561 of the Michigan Business Corporation Act provides that a Michigan corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative), other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. In addition, Section 562 of the Michigan Business Corporation Act ("Section 562") provides that a Michigan corporation may indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Section 562 does not permit indemnification for a claim, issue or matter in which the person has been found liable to the corporation unless application for indemnification is made to, and approved by, the court conducting the proceeding or another court of competent jurisdiction.

     The Registrant's Second Restated Articles of Incorporation provides that, to the fullest extent permitted by the Michigan Business Corporation Act, no director of the Registrant shall be personally liable to the Registrant or its shareholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Registrant. The Registrant's Amended By-laws generally provide that, to the fullest extent permitted by the Michigan Business Corporation Act, the Registrant shall (i) indemnify any person who was, is or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation (including a subsidiary corporation), limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done by such person in such capacity (collectively, "Covered Matters") and (ii) pay or reimburse the reasonable expenses incurred by such person in connection with any Covered Matter in advance of final disposition of such Covered Matter. In addition, the Registrant's Amended By-laws allow the Registrant's Board of Directors to authorize such other indemnification to directors, officers, employees and agents by insurance, contract or otherwise as is permitted by law.

     The foregoing statements are subject to the detailed provisions of the Michigan Business Corporation Act, the Registrant's Second Restated Articles of Incorporation and the Registrant's Amended By-laws.

Item 7. Exemption From Registration Claimed.

     Not applicable.

Item 8. Exhibits.

     The following exhibits are filed as part of this Registration Statement:

Exhibit No.               Description
-----------               -----------

   4.1* Second Restated Articles of Incorporation of the Registrant (previously filed as Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective February 17,
          1998).

   4.2* Amended By-laws of the Registrant (previously filed as Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective February 17, 1998).

   4.3*   Steelcase Inc.  Incentive  Compensation  Plan  (previously  filed as
          Exhibit 10.5 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective February 17, 1998).

   5 Opinion of Honigman Miller Schwartz and Cohn as to the validity of the securities to be issued.

   23.1   Consent of BDO Seidman, LLP.

   23.2 Consent of Honigman Miller Schwartz and Cohn (contained in the opinion of counsel filed as Exhibit 5).

   24     Power of Attorney (set forth on page II-4).

 ---------------------------
* Incorporated by reference.

Item 9. Undertakings.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Grand Rapids, State of Michigan, on this 23rd day of February, 1998.


                                         STEELCASE INC.


                                         By:  /s/ James P. Hackett
                                              -------------------------------
                                              Name: James P. Hackett
                                              Title: President and
                                                      Chief Executive Officer


                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Steelcase Inc., hereby severally constitute and appoint James P. Hackett and Alwyn Rougier-Chapman, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below any and all amendments to this Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors of Steelcase Inc. to enable Steelcase Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to this Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the indicated capacities on this 23rd day of February, 1998.


         Signature                               Title
         ---------                               -----

  /s/ James P. Hackett                 President, Chief Executive Officer and
----------------------------
     (James P. Hackett)                  Director (Principal Executive Officer)

  /s/ Alwyn Rougier-Chapman            Senior Vice President--Finance, Chief
----------------------------
     (Alwyn Rougier-Chapman)            Financial Officer and Treasurer
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)

  /s/ William P. Crawford              President and Chief Executive
----------------------------
     (William P. Crawford)              Officer--Steelcase Design Partnership
                                        and Director

  /s/ Robert C. Pew II                 Chairman of the Board of Directors
----------------------------
     (Robert C. Pew II)                 and Director

  /s/ Peter M. Wege                    Vice Chairman of the Board of Directors
----------------------------
     (Peter M. Wege)                      and Director

         Signature                           Title
         ---------                           -----

   /s/ Robert C. Pew III               Director
----------------------------
      (Robert C. Pew III)

  /s/ Peter M. Wege II                 Director
----------------------------
     (Peter M. Wege II)

  /s/ David D. Hunting, Jr.            Director
----------------------------
     (David D. Hunting, Jr.)

  /s/ Frank H. Merlotti                Director
----------------------------
     (Frank H. Merlotti)

  /s/ P. Craig Welch, Jr.              Director
----------------------------
     (P. Craig Welch, Jr.)

                                 EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

   4.1* Second Restated Articles of Incorporation of the Registrant (previously filed as Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective
          February 17, 1998).

   4.2* Amended By-laws of the Registrant (previously filed as Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective February 17, 1998).

   4.3*   Steelcase Inc.  Incentive  Compensation  Plan  (previously  filed as
          Exhibit 10.5 of the Registrant's Registration Statement on Form S-1 (File No. 333-41647), effective February 17, 1998).

   5 Opinion of Honigman Miller Schwartz and Cohn as to the validity of the securities to be issued.

   23.1   Consent of BDO Seidman, LLP.


   23.2 Consent of Honigman Miller Schwartz and Cohn (contained in the opinion of counsel filed as Exhibit 5).

   24     Power of Attorney (set forth on page II-4).

---------------------------

*Incorporated by reference.